SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 08-17-04



                              SAVOY RESOURCES CORP.
             (Exact name of Registrant as Specified in its Charter)


       Colorado                        0-32103                       84-1522003
(State or other jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                  File No.)              Identification No.)


                  18826 Pagentry Place, Monument Colorado         80132
               (Address of principal executive offices)        (Zip Code)

                                  719-488-4393
               Registrant's telephone number, including area code:





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Item 5.   Other Events

The attached announcement was released to the news media on August 17, 2004.
















SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           SAVOY RESOURCES CORP.



                Date: August 17, 2004 by            /s/ Robert Slavik
                                        ----------------------------------------
                                     Robert Slavik, President, CEO and Director